UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2010

Nash-Finch Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Edina, Minnesota		55435
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-0534

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Nash-Finch Company held its 2010 Annual Meeting of Stockholders on May 19, 2010. Of the 12,589,034 shares outstanding and entitled to vote, 10,541,669 shares were represented at the meeting, or 83.74% of the outstanding shares. During the meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors

• Elected the following seven individuals to the Board of Directors to serve as directors until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

-----------------------------Votes Cast For --------Votes Withheld

Robert L. Bagby----------------10,223,830---------------317,839

Alec C. Covington--------------10,456,482----------------85,187

Sam K. Duncan-------------------9,995,693---------------545,976

Mickey P. Foret-----------------9,826,609---------------715,060

Douglas A. Hacker--------------10,223,301---------------318,368

Hawthorne L. Proctor-----------10,223,982---------------317,687

William R. Voss----------------10,431,388---------------110,281

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nash-Finch Company

May 20, 2010	By:	/s/ Kathleen M. Mahoney

Name: Kathleen M. Mahoney
Title: Executive President, General Counsel and Secretary